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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements on Forms S-8 No. 333-68387, No. 333-48969, No. 333-35193, No. 333-24621, and
No. 33-90976 of our report dated May 3, 2000, appearing in this Annual Report on Form 11-K of Foundation Health Systems, Inc. 401(k) Associate Savings Plan for the year ended December 31, 1999.

Los Angeles, California
June 27, 2000

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